UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 9, 2005
Date of Report (Date of earliest event reported)

Gray Television, Inc. Capital Accumulation Plan

(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-13796 and 333-117248	58-0285030

(Commission File Numbers)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)

404-504-9828
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes In Registrant’s Certifying Accountant.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-16.1 LETTER FROM PRICEWATERHOUSECOOPERS LLP

Item 4.01 Changes In Registrant’s Certifying Accountant.

(a)          Previous independent registered public accounting firm

(i)	On May 9, 2005, the Gray Television, Inc. Benefit Committee of the Board of Directors (the “Committee”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Gray Television, Inc. Capital Accumulation Plan (the “Plan”).

PwC will continue to serve as the independent registered public accounting firm for Gray Television, Inc., the Plan’s sponsor, for the fiscal year 2005.

(ii)	The reports of PwC on the financial statements of the Plan for each of the two years in the period ended December 31, 2003 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	During the years ended December 31, 2003 and 2002, and through May 9, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements of the Plan for such years.

(iv)	During the years ended December 31, 2003 and 2002, and through May 9, 2005, there have been no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)	The Committee provided PwC with a copy of this Form 8-K and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein related to PwC, or, if not, advising in which respects it does not agree. A copy of such letter, dated May 13, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b)          New independent registered public accounting firm

The Committee has retained McGladrey & Pullen LLP (“M&P”), as the independent registered public accounting firm for the Plan beginning with the fiscal year ended December 31, 2004.

The following matters are reported on behalf of the Plan pursuant to Regulation S-K Item 304(a)(2):

(i)	The Committee engaged M&P as its new independent registered public accounting firm as of May 9, 2005. During the years ended December 31, 2003 and 2002 and through May 9, 2005, the Registrant has not consulted with M&P regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and neither a written report was provided to the Committee or oral advice was provided that M&P concluded was an important factor considered by the Committee in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)          Exhibit 16.1 (PwC’s letter to the Securities and Exchange Commission)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2005

GRAY TELEVISION, INC. CAPITAL ACCUMULATION PLAN
By:	/s/ James C. Ryan
James C. Ryan
Gray Television, Inc. Senior Vice President and Chief Financial Officer

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP